EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 28th day of March 2008.

(Reuben V. Anderson)
Reuben V. Anderson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 28th day of March 2008.

(Robert D. Beyer)
Robert D. Beyer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 28th day of March 2008.

(John L. Clendenin)
John L. Clendenin

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, her true and lawful attorneys-in-fact to sign and execute for and on her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 28th day of March 2008.

(Susan J. Kropf)
Susan J. Kropf

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 28th day of March 2008.

(David B. Lewis)
David B. Lewis

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 28th day of March 2008.

(John T. LaMacchia)
John T. LaMacchia

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 28th day of March 2008.

(Don W. McGeorge)
Don W. McGeorge

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 28th day of March 2008.

(W. Rodney McMullen)
W. Rodney McMullen

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 28th day of March 2008.

(Jorge P. Montoya)
Jorge P. Montoya

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 28th day of March 2008.

(Clyde R. Moore)
Clyde R. Moore

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, her true and lawful attorneys-in-fact to sign and execute for and on her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 28th day of March 2008.

(Katherine D. Ortega)
Katherine D. Ortega

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, her true and lawful attorneys-in-fact to sign and execute for and on her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 28th day of March 2008.

(Susan M. Phillips)
Susan M. Phillips

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 28th day of March 2008.

(Steven R. Rogel)
Steven R. Rogel

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 28th day of March 2008.

(James A. Runde)
James A. Runde

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 28th day of March 2008.

(Ronald L. Sargent)
Ronald L. Sargent

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 28th day of March 2008.

(Bobby S. Shackouls)
Bobby S. Shackouls

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

The undersigned officer of THE KROGER CO. (the “Company”) does hereby severally make, constitute and appoint Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand.

(David B. Dillon)	March 28, 2008
David B. Dillon
Chairman, Chief Executive Officer and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

The undersigned officer of THE KROGER CO. (the “Company”) does hereby severally make, constitute and appoint Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand.

(J. Michael Schlotman)	March 28, 2008
J. Michael Schlotman
Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

The undersigned officer of THE KROGER CO. (the “Company”) does hereby severally make, constitute and appoint Paul W. Heldman and Bruce M. Gack, or either of them, her true and lawful attorneys-in-fact to sign and execute for and on her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand.

(M. Elizabeth Van Oflen)	March 28, 2008
M. Elizabeth Van Oflen
Vice President and Controller
And Principal Accounting Officer